Exhibit 99.2

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements

On February 10, 2012, Globalwise Investments, Inc. (“Globalwise”) consummated a share exchange transaction with Intellinetics, Inc. (“Intellinetics”), acquiring all of its outstanding shares (“Share Exchange Transaction”). Intellinetics, founded in 1996, is an enterprise content management software development, sales and marketing company serving both public and private sector clients. In anticipation of the Share Exchange Transaction, after September 30, 2011, Intellinetics issued short term notes for an aggregate of $648,556 and contingently convertible notes for an aggregate of $120,000.

The following unaudited pro forma condensed combined financial statements are derived from our historical combined financial statements and give effect to the Share Exchange Transaction.

Share Exchange Transaction with Globalwise

Globalwise and Intellinetics entered into a securities and exchange agreement on February 10, 2012, and consummated the Share Exchange Transaction on the same day. As a result of the Share Exchange Transaction, Globalwise became the legal acquirer of the business of Intellinetics, and Globalwise will continue the existing business operations of Intellinetics as a wholly owned subsidiary of Globalwise. Intellinetics will remain as the surviving business. The term, “the Company” refers to Globalwise and its subsidiary after the effect of the Share Exchange Transaction. Intellinetics is considered the acquirer for accounting purposes because the management of Intellinetics was in control of the Company after the Share Exchange Transaction. As a result of the Share Exchange Transaction, the stockholders of Intellinetics received 4,650 shares of Globalwise common stock in exchange for each one share of Intellinetics stock owned prior to the Share Exchange Transaction.

Upon the closing of the Share Exchange Transaction:

(i)	the stockholders of Intellinetics surrendered all of the issued and outstanding shares of Intellinetics’ capital stock, and received, in exchange for such shares, an aggregate of 28,034,850 shares of common stock of Globalwise on a 4,650-for-one basis;

(ii)	the Globalwise pre-transaction stockholders retained 4,556,000 shares of the common stock of Globalwise;

(iii)	Intellinetics paid $220,000 in advance of the closing and $80,000 upon the closing of the Share Exchange Transaction to the stockholders of Globalwise in connection with the Share Exchange Transaction to provide both a reimbursement of professional fees incurred by Globalwise and for the split off of the net liabilities of Globalwise at closing.

The Share Exchange Transaction is intended to be a tax free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, with the result that shareholders of Intellinetics will not incur any income tax liability as a result of the Share Exchange Transaction.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010 were prepared under the assumption that the Share Exchange Transaction was consummated on January 1, 2011 and January 1, 2010, respectively.

The unaudited pro forma condensed combined balance sheet as of September 30, 2011, was prepared under the assumption that the Share Exchange Transaction was consummated on September 30, 2011.

The unaudited pro forma condensed combined financial statements are based upon information and assumptions available at the time of release of this document. The pro forma condensed combined financial statements do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the various events occurred on the dates indicated.

These unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the (i) the Globalwise audited historical financial statements and the notes thereto for the year ended December 31, 2010 and 2009 (audited) and the Globalwise unaudited historical condensed financial statements and the notes thereto for the nine months ended September 30, 2011 and 2010, previously filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, and incorporated herein by reference; and (ii) the Intellinetics financial statements and the notes thereto for the years ended December 31, 2010 and 2009 (audited) and the nine months ended September 30, 2011 and 2010 (unaudited), included as Exhibit 99.1 to this Current Report.

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2011

	Globalwise Investments, Inc.	Intellinetics, Inc.	Pro Forma Adjustments				Pro forma As Adjusted
			Debit	Note	Credit	Note
	Note 1	Note 2
ASSETS
Current assets:			$—		$225,000	14
			120,000	12	1,321	8
			648,556	9	80,000	7
Cash and cash equivalents	$1,321	$145,905	5,600	4	220,000	6	$395,061
Accounts receivable, net	—	264,261					264,261
Prepaid expenses and other current assets	—	41,964					41,964

Total current assets	1,321	452,130	774,156		526,321		701,286
Capital assets, net	—	35,616					35,616
Other assets	—	48,907					48,907

Total assets	$1,321	$536,653	$774,156		$526,321		$785,809

LIABILITIES, EXCESS OF LIABILITIES OVER ASSETS AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$4,325	$252,908	$4,325	8	$—		$252,908
Deferred revenues	—	593,212					593,212
					120,000	12
Notes payable, current	71,995	310,708	71,995	8	648,556	9	1,079,264

Total current liabilities	76,320	1,156,828	76,320		768,556		1,925,384
Long-term liabilities:
Deferred compensation	—	215,011					215,011
Notes payable	—	1,580,315					1,580,315
Notes payable - related party	—	268,613					268,613
Deferred interest	—	8,311					8,311
Other long-term liabilities - related parties	—	153,278					153,278

Total long-term liabilities	—	2,225,528	—		—		2,225,528
Total liabilities other than shares	76,320	3,382,356	76,320		768,556		4,150,912

Shares subject to mandatory redemption	—	459,899	459,899	4			—

Total liabilities	76,320	3,842,255	536,219		768,556		4,150,912
Excess of liabilities over assets (deficit)	—	(3,305,602)			3,305,602	4	—

Stockholders’ deficit:
					28,035	11
Common stock, $0.001 par value	1,139	—			3,417	3	32,591
			225,000	14
			28,035	11
			111,343	10	3,076,979	13
			2,840,103	4	74,999	8
Additional paid-in capital	35,205	—	3,417	3	20,715	5	—
			3,076,979	13
			80,000	7
			220,000	6
Accumulated deficit	(111,343)	—	20,715	5	111,343	10	(3,397,694)

Total stockholders’ deficit	(74,999)	—	6,605,592		3,315,488		(3,365,103)

Total liabilities, excess of liabilities over assets and stockholders’ deficit	$1,321	$536,653	$7,141,811		$7,389,646		$785,809

See footnotes to unaudited pro forma condensed combined financial statements

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2011

	Globalwise Investments, Inc.	Intellinetics, Inc.	Pro Forma Adjustments				Pro forma As Adjusted
			Debit	Note	Credit	Note
	Note A	Note B
Revenues:
Sale of software licenses without modification	$—	$97,644					$97,644
Sale of software licenses with substantive modification	—	551,211					551,211
Software as a service	—	110,902					110,902
Software maintenance service	—	462,479					462,479
Consulting services	—	215,966					215,966

Total revenues	—	1,438,202					1,438,202

Cost of revenues:
Sale of software licenses without modification	—	13,261					13,261
Sale of software licenses with substantive modification	—	354,383					354,383
Software as a service	—	20,573					20,573
Software maintenance service	—	81,929					81,929
Consulting services	—	173,307					173,307

Total cost of revenues	—	643,453					643,453

Gross Profit	—	794,749					794,749

Operating expenses:
General and administrative	4,722	756,120					760,842
Sales and marketing	—	442,127					442,127
Depreciation	—	30,281					30,281

Total operating expenses	4,722	1,228,528					1,233,250

Loss from operations	(4,722)	(433,779)					(438,501)
			9,000	D
Interest expense, net	(4,325)	(122,112)	15,809	C			(151,246)

Net loss	$(9,047)	$(555,891)					$(589,747)

Basic and diluted net loss per share	$(0.01)						$(0.02)

			1,135	E
			28,028,821	F
Weighted average number of common shares outstanding - basic and diluted			3,417,000	G
	1,139,000	4,894	31,446,956				32,590,850

See footnotes to unaudited pro forma condensed combined financial statements

GLOBALWISE INVESTMENTS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Globalwise Investments, Inc.	Intellinetics, Inc.	Pro Forma Adjustments				Pro forma As Adjusted
			Debit	Note	Credit	Note
	Note H	Note I
Revenues:
Sale of software licenses without modification	$—	$51,549					$51,549
Sale of software licenses with substantive modification	—	388,489					388,489
Software as a service	—	96,745					96,745
Software maintenance service	—	640,296					640,296
Consulting services only	—	185,423					185,423

Total revenues	—	1,362,502					1,362,502

Cost of revenues:
Sale of software licenses without modification	—	19,436					19,436
Sale of software licenses with substantive modification	—	280,002					280,002
Software as a service	—	36,239					36,239
Software maintenance service	—	119,607					119,607
Consulting services	—	190,006					190,006

Total cost of revenues	—	645,290					645,290

Gross Profit	—	717,212					717,212

Operating expenses:
General and administrative	6,262	771,329					777,591
Sales and marketing	—	422,365					422,365
Depreciation	—	44,602					44,602

Total operating expenses	6,262	1,238,296					1,244,558

Loss from operations	(6,262)	(521,084)					(527,346)
			12,000	D
Interest expense, net	—	(125,690)	21,078	C			(158,768)

Net loss	$(6,262)	$(646,774)					$(686,114)

Basic and diluted net loss per share	$(0.01)						$(0.02)

			1,135	H
			28,028,821	I
Weighted average number of common shares outstanding - basic and diluted			3,417,000	J
	1,139,000	4,894	31,446,956				32,590,850

See footnotes to unaudited pro forma condensed combined financial statements

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

I.	Background

Share Exchange Transaction with Intellinetics

Globalwise consummated the Share Exchange Transaction with Intellinetics on February 10, 2012. After the transaction, Intellinetics became the surviving company for accounting purposes.

II.	Pro Forma Adjustments

The following pro forma adjustments give effect to this Share Exchange Transaction:

Pro Forma Condensed Combined Balance Sheet – as of September 30, 2011

Note 1	Derived from the Globalwise unaudited financial statements as of September 30, 2011, as filed with the SEC on November 1, 2011.

Note 2	Derived from the unaudited financial statements of Intellinetics as of September 30, 2011 included as Exhibit 99.1 to the Current Report on Form 8-K.

Pro forma adjustments:

Note 3	To record the forward 4-for-1 stock split of Globalwise common stock.

	Debit	Credit
Additional paid-in capital	$3,417
Common stock		$3,417

Note 4	To reflect the elimination of a liability associated with mandatory shareholder redemption rights and the historical deficit of Intellinetics; to record the receipt of stock subscriptions of $5,600. The redemption rights were rescinded upon the completion of the Share Exchange Transaction.

	Debit	Credit
Cash and cash equivalents	$5,600
Shares subject to mandatory redemption	459,899
Additional paid-in capital	2,840,103
Excess of liabilities over assets (deficit)		$3,305,602

Note 5	To record the Intellinetics issuance of 1,135 shares of its common stock, no par value, to officers, employees and advisors as compensation.

	Debit	Credit
Accumulated deficit	$20,715
Additional paid-in capital		$20,715

Note 6	To record the Intellinetics payment to the shareholders of Globalwise in advance of the closing, to provide both a reimbursement of professional fees incurred by Globalwise and for the split off of the net liabilities of Globalwise at closing.

	Debit	Credit
Accumulated deficit	$220,000
Cash		$220,000

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II.	Pro Forma Adjustments, continued

Note 7	To record the Intellinetics payment to the shareholders of Globalwise at the closing, to provide both a reimbursement of professional fees incurred by Globalwise and for the split off of the net liabilities of Globalwise at closing.

	Debit	Credit
Accumulated deficit	$80,000
Cash		$80,000

Note 8	To record the split off of the Globalwise pre-transaction assets and liabilities.

	Debit	Credit
Accounts payable and accrued expenses	$4,325
Notes payable, current	71,995
Additional paid-in capital		$74,999
Cash		1,321

Note 9	To record the issuance of notes payable by Intellinetics to an advisor for cash.

	Debit	Credit
Cash	$648,556
Notes payable, current		$648,556

Note 10	To eliminate the accumulated deficit of Globalwise.

	Debit	Credit
Additional paid-in capital	$111,343
Accumulated deficit		$111,343

Note 11	To record the exchange of 6,029 shares of common stock of Intellinetics (after the effect of an issuance of 1,135 additional Intellinetics shares) into 28,034,850 shares of Globalwise, par value $0.001 per share, on a 4,650-for-one basis, in connection with the Share Exchange Transaction.

	Debit	Credit
Additional paid-in capital	$28,035
Common stock		$28,035

Note 12	To record the issuance by Intellinetics of 10% contingently convertible notes payable for cash.

	Debit	Credit
Cash	$120,000
Notes payable		$120,000

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II.	Pro Forma Adjustments, continued

Note 13	To record the transfer of the deficit in additional paid in capital to accumulated deficit.

	Debit	Credit
Accumulated deficit	$3,076,979
Additional paid-in capital		$3,076,979

Note 14	To record the professional fees and other costs incurred in connection with the Share Exchange Transaction.

	Debit	Credit
Additional paid-in capital	$225,000
Cash		$225,000

Pro Forma Condensed Combined Statement of Operations - For the Nine Months Ended September 30, 2011

Note A	Derived from the Globalwise unaudited financial statements for the nine months ended September 30, 2011 as filed with the SEC on November 1, 2011.

Note B	Derived from the unaudited financial statements of Intellinetics for the nine months ended September 30, 2011 included as Exhibit 99.1 to the Current Report on Form 8-K.

Pro forma adjustments:

Note C	To record interest expense on the note to the advisor for $648,556 at 3.25% per annum for nine months.

Note D	To record interest expense on the contingently convertible notes for $120,000 at 10% per annum for nine months.

Note E	To record the issuance of 1,135 shares of Intellinetics common stock prior to the Share Exchange Transaction.

Note F	To record the exchange of 4,650 shares of Globalwise common stock for each one share of Intellinetics common stock in connection with the Share Exchange Transaction.

Intellinetics
Shares outstanding September 30, 2011	4,894
Shares issued	1,135

Subtotal	6,029

Adjustment for 4,650 to 1 exchange for Globalwise common stock	28,028,821

As adjusted for exchange	28,034,850

Note G	To record the effect of the 4-to-1 forward stock split of Globalwise common stock, resulting in 3,417,000 additional shares of its common stock.

Pro Forma Condensed Combined Statement of Operations - For the Year Ended December 31, 2010

Note H	Derived from the Globalwise audited financial statements for the year ended December 31, 2010 as filed with the SEC on March 17, 2011.

Note I	Derived from the audited financial statements of Intellinetics for the year ended December 31, 2010 included as Exhibit 99.1 to the Current Report on Form 8-K.

GLOBALWISE INVESTMENTS, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

II.	Pro Forma Adjustments, continued

Pro Forma Condensed Combined Statement of Operations - For the Year Ended December 31, 2010, continued

Pro forma adjustments:

Note J	To record interest expense on the notes to the advisor for $648,556 at 3.25% per annum.

Note K	To record interest expense on the contingently convertible notes for $120,000 at 10% per annum.

Note L	To record the issuance of 1,135 shares of Intellinetics common stock.

Note M	To record the exchange of 4,650 shares of Globalwise common stock for each one share of Intellinetics common stock in connection with the Share Exchange Transaction.

Intellinetics
Shares outstanding December 31, 2010	4,894
Shares issued	1,135

Subtotal	6,029

Adjustment for 4,650 to 1 exchange for Globalwise common stock	28,028,821

As adjusted for exchange	28,034,850

Note N    To record the effect of the 4-to-1 forward stock split of Globalwise common stock, resulting in 3,417,000 additional shares of its common stock.